PLEASE FILE THIS PROSPECTUS SUPPLEMENT WITH YOUR RECORDS.

                          STRONG MID CAP GROWTH FUND II
                                 INVESTOR CLASS


       SUPPLEMENT TO THE PROSPECTUS DATED MAY 1, 2004, AS SUPPLEMENTED ON
                        MAY 21, 2004, AND MAY 28, 2004.

REORGANIZATION AND MEETING OF SHAREHOLDERS. In August, the Strong Funds' Board of Directors ("BOARD") approved the reorganization of the Strong Mid Cap Growth Fund II into the Wells Fargo (Variable) Discovery Fund ("REORGANIZATION") and interim investment advisory agreements between the Strong Funds and Wells Fargo Funds Management and certain sub-advisors ("INTERIM AGREEMENTS"). A special meeting of the shareholders of the Strong Funds is to be held on December 10, 2004, at which shareholders will vote on whether to approve the Reorganization and Interim Agreements. The Board approved the Reorganization and Interim Agreements because it believes they are in the best interest of shareholders. Additional information will be provided in the Proxy Statement/Prospectus that is expected to be mailed to record date shareholders in October 2004.

Effective immediately, the Derivatives risk paragraph under "What are the main risks of investing in the Fund?" beginning on page 1 of the prospectus is deleted.

The "Short-Term Trading" paragraph under "Additional Information" in the prospectus is deleted and replaced with the following:

The Fund attempts to deter short-term trading. The Fund may consider several factors when evaluating shareholder trading activities, including, but not limited to: (1) the amount of a transaction; (2) the frequency of transactions;
(3) the time frame between which purchases and redemptions are executed, including exchanges and sharedrafts (for bond funds offering checkwriting); and
(4) the Fund's asset size. Shareholders who purchase shares and then redeem within thirty-five calendar days, using the last-in, first-out method to determine the holding period, have executed a short-term trade and may be subject, without prior notice, to action by or on behalf of the Fund, including, but not limited to: (1) a request to cease such activities; (2) rejection of any or all future purchase requests in one, several, or all Strong Funds; or (3) a change to, discontinuance of, or temporary suspension of any or all account services. Please see the "Reserved Rights" section for the Fund's additional reserved rights.

Although the Fund attempts to deter short-term trading, it may not always be successful because, among other things, Fund shares may be purchased and redeemed indirectly by underlying shareholders aggregated in omnibus accounts maintained by brokers, retirement plans, fee-based investment programs, and other intermediaries. The Fund may receive limited information about transactions by underlying shareholders in such accounts and the administrators of the accounts may impose different or no restrictions on this type of trading by underlying shareholders. Therefore, the Fund cannot always know about or reasonably be expected to detect short-term trading. If the Fund is unable to deter this type of trading, it may adversely affect the performance of the Fund, including by requiring the Fund to maintain larger amounts of cash or cash-type securities than the Fund's manager might otherwise choose to maintain, or to liquidate portfolio holdings at disadvantageous times, thereby increasing brokerage, administrative, and other expenses.

          The date of this Prospectus Supplement is September 15, 2004.



RT46053 09-04                                                       WH4161 08-04